General Employment Enterprises

Employing America since 1893

INVESTOR PRESENTATION
MARCH 2016
NYSE: JOB

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 as amended, including statements regarding the business of the Company and its industry generally, business strategy, anticipated future financial performance and prospects. All statements in this presentation other than those setting forth strictly historical information are forward-looking statements. These statements are based on the Company's estimates, projections, beliefs and assumptions and are not guarantees of future performance. The Company makes no assurances that estimates or projections of revenues, gross profit, gross margin, SG&A, EBITDA, adjusted non-GAAP EBITDA, adjusted non-GAAP operating income or loss, adjusted non-GAAP net earnings or loss, operating income or loss, net income or loss, operating cash flow, and other financial metrics will be achieved. These forward-looking statements are subject to various risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include actual demand for our services, our ability to attract and retain qualified recruiters, account managers and staffing consultants, our ability to remain competitive in obtaining and retaining staffing clients, the availability of qualified temporary and permanent placement personnel, our ability to manage growth including making and integrating strategic acquisitions, our ability to access capital to fund operations, working capital, capital expenditures and acquisitions, satisfactory performance of our enterprise-wide information systems and such other risk factors detailed in our periodic filings with the SEC including Form 10-K, Form 10-Q and all other filings. The Company disclaims any obligation to update these forward-looking statements except as required by law.

Non-GAAP Financial Measures

To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company periodically discloses non-GAAP Pro forma adjusted (adj.) EBITDA & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio because management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company's ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors already use these non-GAAP measures to monitor the Company's performance. Pro forma Non-GAAP adj. EBITDA & adj. EBITDA are defined by the Company as Pro-forma net earnings or net earnings or loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash changes in derivative liability, acquisition, merger & integration costs plus non-cash stock-based compensation. EBITDA, Pro forma & adj. EBITDA, non-GAAP Pro forma & adj. Income (Loss) from Operations, non-GAAP Pro forma & adj. Working Capital, non-GAAP Pro forma & adj. Current Ratio, non-GAAP Pro forma & adj. Shareholders' Equity and non-GAAP Pro forma & adj. Debt to Equity Ratio are not terms defined by GAAP and the Company's measure of those non-GAAP measures and metrics might not be comparable to similarly titled measures and metrics used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures discussed above should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Income, cash and cash flows as reported for GAAP on the Consolidated Statement of Cash Flows or other GAAP measures of financial performance as reflected on the Forms 10-Q & 10K filed for the respective periods. Reconciliation of all non-GAAP Measures are set forth in supplemental schedules to this presentation.

Company Overview

NYSE: JOB

Company Overview

- Based in Chicago with 20 offices throughout the US; geographic presence in over 26 markets providing staffing solutions
- Leading provider of specialty staffing services including Information Technology, Engineering, Healthcare, Accounting and Commercial fields
- Company was initially founded in 1893 and went public in 1968
- New management team is in the early phases of accelerated growth and profitability of the Company

Investment Merits

Staffing is a Terrific Market

- $142 billion domestic industry with strong growth potential
- Secular changes in the U.S. economy requiring "on-demand labor" have led to very favorable trends in the staffing industry
- Staffing continues to be a highly fragmented market that is ripe for consolidation by General Employment

Experienced Management Team

- Management has run a multi-billion dollar staffing business
- Completed over 100 staffing acquisitions
- Orchestrated a very successful exit with positive outcome for shareholders

GEE's Turn Around is in Progress

- Strengthened management, operations team and board
- Fortified balance sheet to support growth
- Rationalized expenses & reduced SG&A

GEE... An Opportunity to Invest in the Next Great Staffing Business

Staffing Industry Overview

NYSE: JOB

US Staffing Industry Overview

- **Large Fragmented Market:**
- ***$142 billion domestic industry for combined temporary staffing and place and search for 2016, 7% growth in 2015 and 6% projected growth for 2016***
- Temp penetration rate >2% (highest ever) of total nonfarm employment (BLS)
- Estimated that 47% of U.S. businesses will use temp staffing in 2016, up from 46% in 2015 and 43% in 2014 according to Career Builder Survey

- **Growing Market:**
- ***US staffing industry will likely add the most jobs of any other industry over the next decade (SIA)***
- In the 5 years post recession, US staffing firms created more new jobs than any other industry
- Higher share of job growth made up of temporary staffing since the 2007-2009 recession provides evidence of a secular shift toward the use of contingent labor

Confluence of Powerful Supply and Buy-Side Forces

SUPPLY

Shift in attitude: Preference of flexible work hours

Necessity: Higher unemployment; part-time work

Pay/benefits: At times, pay is higher than full-time; portability of benefits

Technology: Easier to "port" skills to new employer; MSP & VMS to manage temp labor

DEMAND

Efficiency: Variable cost structure

Just- in- time labor: More companies using mix of permanent and temp

'Made in America' renaissance: Requires higher skilled labor

Economic and regulatory uncertainties: financial liability, healthcare reform

Focused On Growth Sectors

Professional Staffing Services (Est. 2016 Temp. Staffing Mkt. Size)

Healthcare $14.2 billion



From 2011 – 2015, Healthcare staffing industry average revenue growth was 9% with 2016 projected at $14.2 billion

Cost, ACA & Shortage of Drs., Nurses, Allied, Aging Population



Source: US Bureau of Labor, Staffing Industry Analyst

IT $29 billion



IT employment growth far exceeds US jobs growth

From 2000-2014 30% vs. 5.3%

Demand for skilled IT workers in wake of cyber attacks ,HTM, Java, .net, PM

QA, cloud, data analytics, health IT, Big Data, BI

Severe shortage of qualified IT workers

Source: US Bureau of Labor, Staffing Industry Analyst

Engineering $8.5 billion



US needs est. 250,000 new engineers over next 10 years ; est. growth 5% in 2016

Maturing engineering workforces means new engineers will be aggressively sought



Source: US Bureau of Labor, Kelly Services

IT Staffing Continues to Grow

Projected growth in IT sector in 2016:



6%

US temporary staffing market size ($billion): IT segment



2009
15.8
2010
17.9
2011
20.6
2012
22.7
2013
24.2
2014
25.7
2015
27.2
2016
28.9

Source: Staffing Industry Analysts

Information Technology Staffing Market

Largest IT staffing markets


$799MM
Seattle-Tacoma-Bellevue, WA
$942MM
San Francisco-Oakland-Hayward, CA
$786MM
San Jose-Sunnyvale-Santa Clara, CA
$1,116MM
Los Angeles-Long Beach-Santa Ana, CA
$1,015MM
Dallas-Fort Worth-Arlington, TX
$875MM
Houston- The Woodlands-Sugar Land, TX
$978MM
Chicago-Naperville-Elgin, IL-IN-WI
$859MM
Boston-Cambridge-Quincy, MA-NH
$1,753MM
New York-Newark-Jersey City, NY-NJ-PA
$944MM
Washington-Arlington-Alexandria, DC-VA-MD-WV
$832MM
Atlanta-Sandy Springs-Roswell, GA

Source: Staffing Industry Analysts

Healthcare Staffing Segments/Opportunities

Estimate of 10 Largest Mkts.

- CA $926mm
- TX $753mm
- NY $652mm
- FL $525mm
- IL $476mm
- PA $468mm
- OH $418mm
- MI $378mm
- NC $330mm
- GA $285mm

Allied Staffing $3.5 (scribes)

Travel Nurses $3.5

Per Diem Nurse $3.6

Locum Tenens (Drs.)$3.5

2016 est.
$ in billions

$14.2 billion Total

12% Growth

Source: Staffing Industry Analysts

Professional Staffing Sector Industry Estimates 2016

Other professional staffing segments growth opportunities



Accounting: $7.9 billion 6% yr to yr growth
Legal: $1.0 billion 3% yr to yr growth
Clinical/Scientific: $2.3 billion 6% yr to yr growth
Creative/Marketing: $1.3 billion 6% yr to yr growth

Source: Staffing Industry Analysts

Industrial Staffing Sector Growth

Largest Staffing Segment

6% CAGR 2013- 2015

5% GR 2016 est.

$40 billion est. 2017


$29.5
2013
$31.3
2014
$32.9
2015
$34.5
2016
est.

$ in Billions

Sources : Staffing Industry Analysts, Everest Group, True Blue est.

Industrial Staffing Sector Capabilities

Warehouse Support

- "E" commerce
- Logistics

Just-in-Time Labor

- Advanced Mfg. & Robotics & Automation Support
- Construction Support

Significant Consolidation Opportunity in Staffing Industry



$6.0B
~150
Companies
$150M
General Employment
$20M
~ 15,000 Companies
$0

Our Goal is to be a $1 Billion Business

Company Position

NYSE: JOB

Final Phase of Turnaround

We Are Here

1893 - 2001	2001 - 2012	2013 – 2015	2016 - Beyond
Rich Legacy	**Period of Decline**	**Turnaround**	**Growth**
Rich history dating back to 1893 First publicly traded staffing company; on NYSE/ Amex over 50 years Thrived under strong leadership	Business adversely affected by death of long-time CEO in 2001 Inexperienced and new management led to decline in business Loss of resiliency; impact of recession	New management Enhanced board Improved technology platform Rationalized expenses Improved financial reporting Secured competitive financing Preserved listing	Organic growth Acquisition growth Drive enhanced profitability

Office Locations

General Employment Enterprises Inc.
(NYSE:JOB) National Service Delivery



Information Technology Staffing
Engineering Staffing
Accounting Staffing
Trades Staffing
Light Industrial Staffing
Healthcare Staffing
Access Data
Agile
Ashley Ellis
General Employment
Omni One
Paladin
Triad
General Employment Corporate Offices
Chicago
Indianapolis
Dublin
Lorain
Columbus
Columbus
Cleveland
Independence
Akron
Sterling
Boston
Walterboro
Atlanta
Macon
Jacksonville
Orlando
Tampa
Miami
Tallahassee
Pensacola
Austin
Dallas
Houston
Denver
Phoenix
Southern California

Specialized Brand Strategy

Professional Staffing/Direct Hire

Information Technology, Accounting, Engineering

- ACCESS DATA CONSULTING CORPORATION – BRIDGING TECHNOLOGY TO BUSINESS
- AGILE – WE SPEED YOUR TIME TO TALENT
- AE ashley ellis
- General Employment
- PALADIN

Engineering, Manufacturing

- OMNIONE

Health Care / EMR

- SCRIBE SOLUTIONS

Industrial Staffing/Commercial Staffing

Light Industrial

- TRIAD Personnel

Proven New CEO

- *Derek Dewan joined General Employment 4/1/15 as the Company's CEO upon completion of Scribe acquisition*
- *Mr. Dewan was previously Chairman and CEO of MPS Group, Inc. (NYSE:MPS) and predecessor AccuStaff Incorporated, a multi-billion global Fortune 1000 staffing provider*
- *MPS Group grew organically and through acquisition into an international professional human capital solutions and staffing provider with a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia*
- *Successful IPO in 1994, $10.50 price surged to $240; follow-on stock offerings of $110 million and $370 million; $500 million bank revolver*
- *In 2009, Mr. Dewan was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion*

Experienced Core Management

Andrew J. Norstrud, CFO – *Mr. Norstrud joined General Employment in March of 2013 as CFO and has significant experience with public companies in many areas including financial reporting, restructuring for profitability and growth, acquisitions and technology. He is a CPA and was formerly with PricewaterhouseCoopers (PwC) and Grant Thornton.*

Alexander P. Stuckey, President & COO *– Mr. Stuckey built a successful services company which he sold to Cintas. He has significant experience in operations and finance, including tenure as a banking specialist in the special assets area.*

Deborah Santora-Tuohy, President of Commercial Staffing –*Mrs. Santora-Tuohy has significant experience in staffing and has been with the Commercial Staffing/Light Industrial Division for over 23 years. She is in charge of that division's operations and is focused on internal growth and increased profitability.*

Branch Level Managers – *Most offices are operated by long tenured managers that have spent several years with General Employment or subsidiaries*

Board Members

George A. Bajalia

- *President of Landmark Financial Corp.; served as President and Chief Executive Officer of the Prolianz Division of staffing conglomerate MPS Group Inc. (NYSE:MPS) and as its Chief Operating Officer*

William M. Isaac

- *Former Chairman of the Federal Deposit Insurance Corporation (FDIC) 1981 - 1985; Founded regulatory consulting firm The Secura Group, now a part of FTI Consulting, Inc. in which he serves as Senior Managing Director-Global Head of Financial Institutions Corporate Finance*

Dr. Arthur B. Laffer

- *Renowned economist who served in the Reagan Administration, best known for creating the Laffer curve concept; Founder, Chairman & CEO of Laffer Associates, Policy Co-Chairman of the Free Enterprise Fund, and author and contributor as an economic expert*

Peter J. Tanous

- *Founder and Chairman of Lynx Investment Advisory; Previously was Executive Vice President of Bank Audi (U.S.A.) in NYC and Chairman of Petra Capital Corporation, an international investment bank*

Thomas C. Williams

- *Chief Executive Officer of Innova Insurance Ltd. Mr. Williams, an acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda)*

Growth Strategy

NYSE: JOB

Strategic Organic Growth Opportunities

- Provide new, innovative & enhanced menu of professional service offerings to customers in existing markets and cross-sell multiple specialties - IT, Accounting, Engineering & Healthcare

- Enter fastest growing markets by following customers and through geographic footprint expansion with a complete menu of service offerings

- Create national wholesale division for IT and aggressively pursue MSP & VMS accounts

- Capitalize on light industrial opportunities from shortage of blue collar workers & increased regulation

External Growth Strategy Opportunities

Strategic Acquisitions

- *Strengthen existing service offerings & enhance mkt. share*
- *Add complementary high growth services & specialties*
- *Add new client/business opportunities*
- *Expand into new geographies and markets*
- *Add new recruiting, sales & management talent*

Target Human Capital Acquisition Sectors


Healthcare
IT
Accounting
Engineering
Professional

Strategic Acquisitions Criteria

¶ *High gross & EBITDA margin*

¶ *Accretive to earnings*

¶ *Well managed with experienced operators*

¶ *Limited enterprise risk and extensive due diligence*

¶ *Pricing commensurate with profitability & growth*

¶ *Consideration consists of cash, stock, seller & bank financing*

¶ *Earn-out possibility*

Acquisition of Scribe Solutions

- Health Care Staffing Acquisition closed 4/1/15
- Scribe provides Emergency Rooms (ER) & Physician Practices with highly trained medical scribes for personal assistant work in connection with electronic medical records (EMR)
  - Scribe recruits, qualifies, hires and trains all resources
- Demand driven by:
  - Over crowded ER & Dr. waiting rooms, EMR issues
  - Rising cost of patient care, ICD 9 & 10, ACA, RCM
  - Increased burden of documentation and clerical work

SCRIBE SOLUTIONS
Excellence in Documentation and Productivity

Acquisition of Agile Resources 7/31/15

- Founded by Tricia Dempsey in 2003 and provides innovative IT staffing solutions and IT consulting services ranging from legacy platforms to emerging technologies to a diversified client base across many industry verticals

- Vast array of high-end IT staffing services and solutions offerings, provides General Employment entry into the high-demand greater Atlanta marketplace where the spend for IT staffing services and solutions is estimated to be approximately $850 million for 2015, according to Staffing Industry Analysts

- Further strengthens GEE's presence in the Southeast staffing market

- Delivers unique CIO advisory services and IT project support resources in the areas of application architecture and delivery, enterprise operations, information lifecycle management and project management all with flexible delivery options

AGILE
WE SPEED YOUR TIME TO TALENT

Acquisition of Access Data 10/5/15

- Access Data founder William Daniel ("Dan") Dampier founded the business over 25 years ago, presently serves as the Chief Executive Officer (CEO)

- A member of GEE's senior leadership team, Dan will assist with the execution of the overall strategic growth plan including expanding GEE's breadth of higher margin IT services offerings, accelerating organic revenue growth and aiding in the evaluation of IT staffing and solutions acquisition candidates

- GEE enters Mountain West region with Access Data and has a platform to grow beyond Colorado into nearby states

- Higher-end IT consulting and IT contract staffing services including project management support to businesses regionally and throughout the U.S. from its office locations in the Denver Tech Center ("DTC" in Greenwood Village) and Colorado Springs

ACCESS DATA
CONSULTING CORPORATION
BRIDGING TECHNOLOGY TO BUSINESS

Acquisition of Paladin Consulting 12/31/15

- Dallas-based Paladin Consulting, a "Best Staffing Client Award" recipient, has been in the professional staffing and solutions business for over 30 years and is led by Enoch Timothy and Nathan Stillwell who will join the General Employment leadership team and continue in their current roles
- Paladin's full-scale specialty service offerings, including information technology, finance and accounting, and engineering staff augmentation and turn-key project solutions broaden and strengthen General Employment's ability to serve national accounts with enhanced human resource solutions
- Paladin acquisition adds additional Resource Process Outsourcing (RPO), Managed Service Provider (MSP) and Vendor Management (VMS) capabilities
- Paladin's service delivery network expands General Employment's geographic footprint into new areas including Dallas, Washington D.C./Virginia technology hub, Charlotte, Richmond, and Boston

PALADIN

Financial Overview

NYSE: JOB

Pro-forma Revenue Mix (per Form 10Q)

12/31/15 Staffing Services Breakdown*


COMMERCIAL
$6,000,000
PROFESSIONAL
$14,747,532
DIRECT HIRE
$1,663,800

Professional Services (Contract and Direct Hire) 73%

Light Industrial Services (Commercial) 27%

*Includes Paladin pro-forma unaudited financial information for 12/31/15

Pro Forma Margin Profile

First Qtr. 12/31/15	Contract Light Industrial	Contract Professional Services	Professional Direct Hire Placement
% of Revenues	27%	66%	7%
Gross Margin	12%	26%	100%
Target Gross Margin Range	11% – 17%	24% – 32%	100%

* Data derived from 12/31/15 Quarterly Unaudited and Pro forma Financial Information from Form 10Q, 8K & 8Ka filed with the SEC for GEE plus Paladin Consulting

Strengthened Balance Sheet

2015 Highlights

Shelf Registration (Form S-3) Filed for $75 Million

Common Stock Equity Offering Raised $7.8 Million (Shelf Takedown)

Long Term Subordinated Debt Offering Raised $4.2 Million

Convertible Pfd. Stock Offering Provided $2 in Additional Common Stock Equity (Converted)

Please refer to SEC Filings on Forms 10Q, 8K, 8Ka, S-3 and prospectus supplements for 2015 for additional information.

Unaudited Balance Sheet Highlights & Metrics

As of 12/31/15

($ in 000 except metrics ; see footnotes below ; excludes Paladin)

Cash & cash equivalents	$ 4,610
Accounts receivable, net	$ 8,829
Net working capital	$ 1,474**
Total debt outstanding	$ 5,285*
Stockholders' equity	$21,800
Days sales outstanding est. (DSO)	48
Current ratio	1.12**
Quick ratio	1.05**
Total debt to equity ratio	.24*

*Long Term total debt outstanding per GAAP; Long Term debt to equity ratio per GAAP
** Non- GAAP, adjusted for non-cash stock contingent payment of $1.5 million included in current liabilities

Please refer to recent SEC Filings on Form 10Q for 12/31/15, Form 8K filed 2/17/16 and use of Non-GAAP Measures Statement in this presentation.

PRO-FORMA FINANCIAL HIGHLIGHTS
(Forward-Looking Statements)

- 2016 First Quarter (12/31/15 Form 10Q) Revenue of $17.6 million; approximately $22.4 million pro-forma including Paladin (acquired 1/1/16) unaudited revenue of $4.8 million for 12/31/15
- 2016 First Quarter (12/31/15) adjusted EBITDA of $942,000; approximately $1.1 million including Paladin adjusted EBITDA of approximately $195,000 for 12/31/15
- Fiscal Year Ending 9/30/16 estimated projected pro-forma revenue of approximately of $74.3 million; approximately $93.5 million including Paladin estimated projected pro-forma revenue for the year ending 9/30/16 of approximately $19.2 million
- Fiscal year ending 9/30/16 estimated projected pro-forma adjusted EBITDA of approximately $4.8 million; approximately $5.6 million including annualized estimated projected pro-forma adjusted EBITDA of $784,000 from Paladin

Note: Certain financial information included herein are considered forward-looking statements and Non-GAAP Financial Measures. See disclaimer at the beginning of this presentation and reconciliation of Non-GAAP to GAAP Financial Information in this presentation.

SELECT PRO-FORMA FINANCIAL INFORMATION AND RECONCILIATION OF NON-GAAP PRO-FORMA ADJUSTED EBITDA TO GAAP NET INCOME

Pro-forma Revenue 2016 First Quarter:	
GEE Revenue per Form 10Q 12/31/15	$17.6 million
Paladin Unaudited Revenue Quarter Ended 12/31/15	4.8 million
	$22.4 million

Estimated Projected Pro-forma Revenue for the Fiscal Year Ending 9/30/16	$74.3 million
Estimated Projected Pro-forma Revenue for Paladin (annualized 12/31/15 revenue)	19.2 million
	$93.5 million

GEE Adjusted EBITDA for 2016 First Quarter (12/31/15)		$ 942,000
Paladin Unaudited GAAP Net Loss	$ (83, 090)	
Acquisition, merger & integration costs	202, 202	
Depreciation & amortization	52, 582	
Interest expense, net	24, 281	
Paladin 12/31/15 Adj. EBITDA		195, 975
GEE 12/31/15 Pro-forma Adjusted EBITDA		$ 1, 137, 975

GEE 9/30/16 Estimated Projected Pro-forma Adjusted EBITDA	$ 4,832,000
Paladin 9/30/16 Estimated Projected Pro-forma Adjusted EBITDA ($ 195, 975 x 4)	783, 900
9/30/16 Combined Est. Proj. Adj. Pro-forma EBITDA	$ 5,615,900

Pro-Forma Financial Information Schedule

Select Pro Forma Financial Information and Reconciliation of Non-GAAP Pro Forma Adjusted EBITDA to GAAP Operating Income

(In thousands)

	Scribe Solutions	Agile	Access Data	GEE	Consolidated
Revenue (1)	$ 4,173	$ 9,301	$ 21,167	$ 39,750	$ 74,391
GAAP Operating Income (2)	$ 724	$ 955	$ 2,545	$ (2,154)	$ 2,070
Depreciation & Amort. (3)	230	273	900	457	1,860
Stock / Option Expense (4)				529	529
Acq., Integr. & Restr. (5)				373	373
Adj. Pro forma EBITDA	$ 954	$ 1,228	$ 3,445	$ (795)	$ 4,832

Pro forma revenue computed by annualizing 2015 short period audited financial information for Scribe Solutions and Agile; Access Data 12/31/14 audited financial information; GEE 9/30/15 audited financial information after elimination of short period post acquisition revenue from Scribe and Agile.

Pro forma GAAP operating income (loss) computed by annualizing 2015 short period audited financial information for Scribe Solutions and Agile; Access Data 12/31/14 audited financial information; GEE 9/30/15 audited financial information after elimination of short period post acquisition operating income from Scribe and Agile.

These add backs to compute adjusted pro forma EBITDA (a non-GAAP financial measure) were computed by annualizing 2015 audited financial information for Scribe Solutions and Agile; Access Data 12/31/14 audited financial information with depreciation and amortization adjusted for estimated purchase price allocation to depreciable and amortizable assets; GEE depreciation and amortization from 9/30/15 audited financial information after elimination of short period post acquisition depreciation and amortization from Scribe and Agile.

Reconciliation of Non-GAAP Financial Information - First Quarter 2016

Reconciliation of Non-GAAP Adjusted Net Working Capital
As of December 31,

(In thousands)		2015		2014
Net working capital, GAAP	$	(26)	$	(4,302)
Noncash (stock) contingent payments included in current liabilities		1,500		-
Noncash derivative liability included in current liabilities		-		3,246
Non-GAAP adjusted net working capital	$	1,474	$	(1,056)

Reconciliation of Non-GAAP Adjusted Current Ratio
As of December 31,

(In thousands)		2015		2014
Current assets, GAAP	$	14,232	$	6,609
Current liabilities, GAAP	$	14,258	$	10,911
Noncash (stock) contingent payments included in current liabilities		1,500		-
Noncash derivative liability included in current liabilities		-		3,246
Adjusted non-GAAP current liabilities		12,758		7,665
Current Assets/Adj. non- GAAP Current Liabilities		14,232/12,758		6,609/7,665
Non-GAAP Adjusted Current Ratio		1.12		.86

Questions?

General Employment Enterprises

Employing America since 1893

NYSE: JOB